EXHIBIT 10.6

                         COMMON STOCK PURCHASE AGREEMENT
                         -------------------------------


     THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is effective as of January 19, 2001 by and between IN STORE MEDIA SYSTEMS, INC., a Nevada corporation on the one hand (the "Company") and the Purchasers set forth on the signature pages on the other hand (each a "Purchaser" and together, the "Purchasers").

                                    RECITALS
                                    --------

     A. Under the terms and provisions set forth in this Agreement, the Company desires hereby to sell, transfer and assign to the Purchasers, and the Purchasers desire hereby to purchase and acquire from the Company, an aggregate of Seven Million Six Hundred Thousand (7,600,000) shares of the Company's common stock, par value $0.01 per share (the "Common Stock").

     B. Concurrently with the execution of this Agreement, the Company desires to execute and deliver that certain Agreement to Provide Financing with In Store Capital, LLC.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in accordance with the foregoing recital, and AS CONSIDERATION FOR the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Company and the Purchaser hereby agree as follows:

     1. Agreement to Purchase and Sell the Shares. Subject to the terms set forth in this Agreement, the Company hereby sells to each of the Purchasers, and each Purchaser hereby agrees to purchase from the Company, the number of shares of the Company's Common Stock set forth opposite such Purchaser's name on
Schedule 1 attached hereto (the "Shares"), at a price of Twenty-Seven Cents ($0.27) per share (the "Purchase Price"). The Purchase Price for the Shares shall be paid by wire transfer of funds to a designated account of the Company, provided that wire transfer instructions are delivered to the Purchaser at least one (1) business day before the Closing.

     2. Initial Stock Purchase Closing; Creation of Escrow.
        --------------------------------------------------

          2.1 Initial Stock Purchase Closing. The initial closing of the transaction contemplated by this Agreement (the "Initial Stock Purchase Closing") shall occur within five (5) business days after the execution and delivery of this Agreement. At the Initial Stock Purchase Closing, each Purchaser shall deliver to the Company its pro rata share of One Million Dollars ($1,000,000) and the Company shall deliver to each Purchaser stock certificates representing the Shares purchased thereby, aggregating Three Million Seven Hundred Three Thousand Seven Hundred Four (3,703,704) shares (the "Initial Shares"). At the Initial Stock Purchase Closing, each Purchaser shall own and be deemed to own its Initial Shares and all of the rights and privileges of the Initial Shares.

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          2.2 Creation of Escrow. Concurrently with the Initial Stock Purchase
Closing, the Representative, on behalf of each Purchaser, shall execute and deliver an Escrow Agreement substantially in the form attached hereto as Exhibit A and shall deposit and deliver to the Escrow Agent (as defined in the Escrow Agreement) its pro rata share of One Million Fifty-Two Thousand Dollars ($1,052,000) (the "Escrowed Purchase Price"). The Company shall execute and deliver the Escrow Agreement and shall deposit and deliver to the Escrow Agent stock certificates representing in the aggregate Three Million Eight Hundred Ninety-Six Thousand Two Hundred Ninety-Six (3,896,296) of the Shares (the "Escrow Shares"), prepared in the name of the Purchaser for such Purchaser's number of Escrow Shares. The Escrowed Purchase Price shall be released and delivered to the Company, and Escrow Shares shall be released and delivered to the Purchasers, only as provided in the Escrow Agreement. The date of such release is hereinafter referred to as the "Escrow Closing." The date of the Initial Stock Purchase Closing and the date of the Escrow Closing are each referred to as a "Closing" and collectively as the "Closings."

     3. Company Representations. Except as set forth in the Company Schedule of Exceptions attached hereto, the Company represents and warrants to the Purchasers on the effective date hereof and on the date of each Closing as follows:

          3.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

          3.2 Authorization. The execution, delivery and performance of this Agreement by the Company has been duly authorized by all requisite corporate action, and this Agreement constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights. The execution, delivery and performance of this Agreement and compliance with the provisions hereof and thereof by the Company does not conflict with, or result of breach or violation of the terms, conditions or provisions of, or constitute a default (or an event with which the giving of notice or passage of time, or both could result in a default) under, or result in the creation or imposition of any lien pursuant to the terms of, the Articles of Incorporation or the Bylaws of the Company.

          3.3 Capitalization and Voting Rights. The authorized capital of the Company consists of:

               (i) 150,000,000 shares of Common Stock, of which 57,019,138 shares were issued and outstanding on October 30, 2000, and 50,000,000 shares of preferred stock, of which 14 shares have been designated Series A Preferred Stock and three (3) of which were outstanding on October 30, 2000. All of the outstanding shares of Common Stock and Series A Preferred Stock have been duly authorized and validly issued, fully paid and nonassessable. The Shares have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Agreement, shall be

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     duly and validly issued, fully paid and nonassessable, and issued in compliance with the registration requirements of federal and state securities laws, as presently in effect, assuming the truth and accuracy of the Purchasers' representations and warranties herein.

               (ii) Except as set forth on Schedule 3.3 to the Company Schedule of Exceptions, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

          3.4 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for the filing of required state notices, which filings will be effected within fifteen (15) days of the sale of the Shares hereunder and notice of sale pursuant to Regulation D under the Securities Act of 1933 (the "Securities Act").

          3.5 Litigation. There is no private or governmental action, suit, proceeding or investigation pending or currently threatened against the Company which questions the validity of this Agreement or the right of the Company to enter into it, or to consummate the transactions contemplated hereby, or which might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise. The foregoing includes, without limitation, actions pending or threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

          3.6 Compliance with Other Instruments. Except as set forth in Schedule 3.6, the Company is not in violation or default of any provisions of its existing Articles of Incorporation, its Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice or both, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance of any kind upon any assets of the Company.

          3.7 Disclosure. The Company has fully provided the Purchaser with all the information reasonably available to it without undue expense that the Purchaser has requested for deciding whether to purchase the Shares. Neither this Agreement nor any other statements or certificates made or delivered in

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connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

          3.8 SEC Documents. The Company has filed all material documents required to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") before the date of this Agreement (the "SEC Documents"). As of their respective dates, the SEC Documents complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents. Except to the extent that information contained in any SEC Document has been revised or superseded by a later-filed SEC Document, filed and publicly available before the date of this Agreement, as of the date of this Agreement, none of the SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date of this Agreement, the financial statements of the Company included in the SEC Documents complied as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.

          3.9 Private Sale. Subject in part to the truth and accuracy of the Purchasers representations and warranties set forth in Section 4 below, the offer and sale of the Shares are exempt from the registration requirements of
Section 5 of the Securities Act.

     4. Representations of the Purchasers. Except as set forth in the Purchasers' Schedule of Exceptions attached hereto, each of the Purchasers, severally but not jointly, represents and warrants to the Company with respect only to purchase of the Shares as follows:

          4.1 Organization; Power and Authority. Each Purchaser that is an entity or organization is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. The Purchaser has the requisite power and authority to execute and deliver this Agreement, and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by the Purchaser of this Agreement to which it is a party, the performance by the Purchaser of its obligations hereunder and the consummation of the transactions contemplated hereby, have been duly and validly authorized by the Purchaser, no other action on the part of the Purchaser being necessary. This Agreement has been duly and validly executed and delivered by the Purchaser and constitutes, a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights.

          4.2 No Conflicts. The execution, delivery and performance of this Agreement to which the Purchaser is a party and the consummation by the Purchaser of the transactions contemplated hereby will not conflict with, or constitute a default under, any agreement, indenture or instrument to which the Purchaser is a party, or result in a violation of any order, judgment or decree of any court or governmental authority having jurisdiction over the Purchaser or any of its properties and no consent, authorization or order of, or filing or registration with, any court or governmental authority is required by the Purchaser for the execution, delivery and performance of this Agreement.

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          4.3 Investment Intent; Capacity to Protect Interest. With the
exception of the proposed transfer described on Schedule 4.3 to the Purchasers' Schedule of Exceptions, the Purchaser is purchasing the Shares (as defined below) solely for the Purchaser's own account for investment and not with a view to or for sale in connection with any distribution of the Shares or any portion or component thereof, and not with any present intention of selling, offering to sell, granting any participation in or otherwise disposing of or distributing the Shares or any portion or component thereof in any transaction except (i) in a transaction exempt from the registration requirements of the Securities Act or
(ii) pursuant to a registration statement that shall have been declared effective under the Securities Act (in all cases subject to the conditions and terms of this Agreement and in compliance with applicable laws). The Purchaser is experienced in making investments in the unregistered and restricted securities of developing and emerging growth companies such as the Company. The Purchaser understands that such investments (including the Purchaser's investment in the Shares) involve a high degree of speculation and risk. the Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the investment in the Company represented by the Shares and, by reason of the Purchaser's financial and business experience and/or its pre-existing substantive relationship with the Company, the Purchaser has the capacity to protect the Purchaser's interests in connection with the Shares. The Purchaser is financially able to bear the economic risk of the investment represented by the Shares, including a total loss of such investment. Except as described on
Schedule 4.3 to the Purchasers' Schedule of Exceptions, the entire legal and beneficial interest in the Shares is being purchased by the Purchaser and shall be held only for the Purchaser's account and neither in whole nor in part for any other entity. Except as described on Schedule 4.3 to the Purchasers' Schedule of Exceptions, by executing this Agreement, the Purchaser further represents that the Purchaser does not have any contract, undertaking, agreement or arrangement with any entity to sell, transfer or grant any participation to such entity or to any third party, with respect to any of the Shares.

          4.4 Reliance On the Purchaser's Representations. The Purchaser understands and acknowledges that the sale of the Shares under this Agreement will not be registered under the Securities Act, on the ground that the sale provided for in this Agreement is exempt from registration under the Securities Act, and that the Company's reliance on such exemption (or exemptions) is predicated on the Purchaser's representations that are set forth in this Agreement.

          4.5 Information Concerning the Company. Without limiting the terms of the investment representations set forth below, the Purchaser represents that the Purchaser:

               (a) has had an opportunity to ask questions and receive answers from the Company and its officers and directors regarding matters relevant to the Company and an investment therein (e.g., as represented by the Shares), including, without limitation, (1) the terms and conditions of the Shares, (2) the Company's intended business plan, (3) the Company's capitalization and charter documents, (4) the status and nature of the Company's assets, (5) the status and nature of the Company's liabilities (including amounts and other obligations owed to third parties), (6) the Company's current third party arrangements, (7) the early-stage, developing and/or emerging nature of the Company's business, (8) the business prospects and financial affairs of the

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Company, (9) the competitive environment that the Company and its proposed products and services face and (10) the Company's imminent need for substantial amounts of additional financing;

               (b) has further had the opportunity to obtain any and all information that the Purchaser deemed and deems necessary to evaluate the Company and the Purchaser's acquisition of the Shares, as well as to verify the accuracy of information otherwise provided to the Purchaser;

               (c) received and has reviewed, or has the opportunity to receive and review, the SEC Documents; and

               (d) has otherwise received and reviewed all such information the Purchaser deems necessary and appropriate to evaluate the financial risks inherent in making, and the merits of, an investment in the Shares.

          4.6 Accredited Investor. The Purchaser is an "accredited investor", as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

          4.7 Restrictions on Transfer; Limitations on Disposition. Without in any way limiting the Purchaser's representations and warranties set forth in this Agreement, and except as described on Schedule 4.7 to the Purchasers' Disclosure Schedule, the Purchaser covenants and agrees that the Purchaser shall not sell or otherwise transfer all or any portion of the Shares, or any interest in all or any portion of the Shares, without registration under the Securities Act or pursuant to an exemption from such registration or qualification requirements with respect to the proposed transfer and provides to the Company an opinion of legal counsel satisfactory to the Company that the proposed transfer may be made without violation of the Securities Act and will not adversely affect the exemptions relied on by the Company in connection with the original issuance and sale to the Purchaser of the Shares. Without in any way limiting the representations set forth above and except for the proposed transfer of Shares described on Schedule 4.3 to the Purchasers' Schedule of Exceptions, the Purchaser further agrees that the Purchaser shall in no event make any disposition of all or any portion or component of the Shares unless and until:

               (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition, and such disposition is made in accordance with such registration statement; (ii) the resale provisions of Rule 144 are available and the proposed disposition would comply with the requirements of the Securities Act in the opinion of counsel to the Company; or
(iii)(A) the Purchaser shall have notified the Company of the circumstances surrounding the proposed disposition, (B) the Purchaser shall have furnished the Company with an opinion of the Purchaser's counsel to the effect that such disposition will not require registration of any of such securities under the Securities Act, and (C) counsel for the Company shall have concurred with such opinion of the Purchaser's counsel, and the Company shall have advised the Purchaser of such concurrence.

               (b) Each transferee of such securities agrees in writing to be bound by all terms of this Agreement, including, without limitation, the "market standoff" provisions of Section 8.4 of this Agreement.

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          4.8 No Government Recommendation or Approval. The Purchaser
understands that no United States federal or state agency, or similar agency of any other country, has passed on or made any recommendation or endorsement of the Company, this transaction or the purchase of the Shares.

          4.9 Compliance with Other Laws. The Purchaser has observed the laws of the Purchaser's jurisdiction in connection with any invitation to subscribe for or purchase the Shares or any use of this Agreement, including (i) the legal requirements within the Purchaser's jurisdiction for the purchase of the Shares,
(ii) any foreign exchange restriction applicable to such purchase, (iii) any governmental or other consent that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. The Purchaser's subscription and payment for, and the Purchaser's continued beneficial ownership of, the Shares will not violate any applicable securities or other law of the Purchaser's jurisdiction.

          4.10 Reliance on Own Investigation. The Purchaser has performed an independent due diligence review of the Company, its business enterprise and operations. In connection with its due diligence review of the Company, the Purchaser received and has reviewed the SEC Documents and all other documents and information that the Purchaser considers material and relevant to the purchase of the Shares hereunder. Notwithstanding anything contained in this Agreement to the contrary and notwithstanding the representations set forth elsewhere under Section 3 of this Agreement, in making an investment decision with respect to the Shares under this Agreement, the Purchaser is relying entirely on its own investigation and examination of the Company and its business and (other than the information in the SEC Documents) has not based any investment decision on statements from the Company or any of its officers, directors, employees, agents or other representatives.

          4.11 Legends. Unless such securities are covered by an effective registration statement under the Securities Act, the Purchaser understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto to be placed on all certificates evidencing the Shares along with all other legends that may be required by state or federal securities laws:

               "THE SHARES REPRESENTED BY THIS CERTIFICATE
               HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933 AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER."

          4.12 Stop-Transfer Notices. The Purchaser agrees that, in order to ensure compliance with the restrictions set forth in this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

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          4.13 Refusal to Transfer. The Company shall not be required (a) to transfer on its books any of such Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (b) to treat as owner of such securities or to accord the right to vote or pay dividends to any the Purchaser or other transferee to whom such securities have been so transferred.

          4.14 No Market. The Purchaser further understands that, at any time the Purchaser desires to sell the Shares, no public market may exist within which to make such a sale.

     5. Covenants of the Company. The Company covenants as follows:
        ------------------------

          5.1 Use of Proceeds. The Company will use the proceeds from the sale of the Shares for working capital needs and general corporate expenses, including, without limitation, the completion of Stage 1 A development as described in the Business Plan dated December 22, 1999, as amended, and to pay in full all principal and interest owing on the promissory notes described on
Schedule 5.1.

          5.2 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Company's capital stock to the public without registration, at all times after the date hereof, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

               (b) file with the SEC in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act; and

               (c) furnish to each Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as a Purchaser may reasonably request in availing itself of any rule or regulation of the SEC allowing that Purchaser to sell any such securities without registration.

     6. Conditions to the Purchasers' Obligations at the Closings. Subject to the provisions of Section 1 and Section 2 of this Agreement, the obligation of the Purchasers to purchase the Shares at each of the Closings is subject to the fulfillment, to the satisfaction of the Purchasers on or before each Closing, of the following conditions:

          6.1 Representations and Warranties Correct. The representations and warranties made by the Company in Section 3 hereof shall be true and correct when made and shall be true and correct as of the date of the Closing, with the same force and effect as if they had been made on and as of such dates, subject to changes contemplated by this Agreement, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or before the Closing.

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          6.2 Performance of Obligations. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

          6.3 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers, and the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

          6.4 Consents and Waivers. The Company shall have obtained any and all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

          6.5 Compliance Certificate. At each of the Closings, the Company shall deliver to the Purchasers a certificate, dated the date of the Closing, signed by the Company's President certifying that the conditions specified in Sections
6.1 and 6.2 have been fulfilled.

          6.6 Securities Laws. The offer and sale of the Shares to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

          6.7 Opinion of Company's Counsel. The Purchasers shall have received from counsel to the Company an opinion addressed to the Purchasers, dated the date of the Closing, in form and substance reasonably acceptable to the Purchasers.

     7. Conditions To Company's Obligations At the Closings. The obligations of the Company under this Agreement are subject to the fulfillment at or before each Closing of the following conditions:

          7.1 Representations and Warranties. The representations and warranties of the Purchasers contained in Section 4 hereof shall be true as of the Closings.

          7.2 Payment of Purchase Price. The Purchasers shall have delivered to the Company the Purchase Price for the Purchasers' Shares in accordance with the provisions of Section 2.

          7.3 Securities Exemptions. The offer and sale of the Shares to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act, and the registration and/or qualification requirements of all applicable state securities laws.

          7.4 Delivery of Agreement to Provide Financing. The Company shall have received from In Store Capital, LLC the executed Agreement to Provide Financing.

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     8. Registration Rights.
        --------------------

          8.1 Definitions.
              -----------

               (1) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

               (2) "Registrable Securities" shall mean (x) the Shares and (y) any Common Stock or other securities issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares.

               (3) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

               (4) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the fees and disbursements of the Company's accountants, including the fees and disbursements of any regular or special audits incident to or required by any such registration, but shall not include any underwriting discounts or selling commissions applicable to the sale of Registrable Securities and any fees and disbursements of counsel for the Purchasers.

          8.2 Piggyback Registration Rights.
              -----------------------------

               (a) If the Company determines to register any of its shares of Common Stock, either for its own account or for the account of any one or more holders of shares of its common stock, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, then the Company will:

               (1) promptly give to the Purchasers written notice thereof; and

               (2) use its best efforts to include in such registration (and any related qualification under the blue sky laws or other compliance), except as set forth below in this Section 8.2, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made by the Purchasers within Twenty (20) days after the written notice from the Company described in clause (1) above is given. Such written request may specify all or a part of the Purchasers' Registrable Securities and shall specify that the Purchasers' Registrable Securities are intended to be sold in a public distribution.

               (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, then the Company shall so advise the Purchasers as a part of the written notice given pursuant to
Section 8.2(a)(1) hereof. In such event, the right of the Purchasers to registration pursuant to this Section 8.2(a) shall be conditioned upon the

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Purchasers' participation in such underwriting and the inclusion of the
Purchasers' Registrable Securities in the underwriting to the extent provided herein. The Purchasers shall (together with the Company) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

               (c) Notwithstanding any other provision of this Section 8, if the representative of the underwriters advises the Company in writing that market factors require a limitation on the number of shares to be underwritten, then the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so promptly advise the Purchasers, and the number of shares or securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter to the Purchasers, pro rata with all other holders of common stock having registration rights (if any). If any Purchaser does not agree to the terms of any such underwriting, then such Purchaser shall be excluded therefrom by written notice from the Company or the underwriter. All Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          8.3 Registration Procedures. The Company will keep the Purchasers advised as to the initiation of each registration and as to the completion thereof, at its expense, and the Company will use its best efforts to:

               (a) Keep such registration effective for a period of twelve months from the effective date or until the Purchasers have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (x) such period shall be extended for a period of time equal to the period the Purchasers refrain from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (y) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment, that (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to
Section 13 or 15(d) of the Exchange Act in the registration statement.

               (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement and, with respect to any post-effective amendment, cause such post-effective amendment to be declared effective by the SEC;

               (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as the Purchasers from time to time may reasonably request;

               (d) Notify the Purchasers at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of the Purchasers, prepare and furnish to the Purchasers a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

               (e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange, the Nasdaq Stock Market, and/or quotation service on which similar securities issued by the Company are then listed or quoted;

               (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

               (g) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to the Purchaser, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

               (h) Use its best efforts to register or qualify the Registrable Securities covered by the registration statement under such state securities or blue sky laws of such jurisdictions as the Purchasers may reasonably request in writing within 20 days following the original filing of the registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

               (i) Notify the Purchasers, promptly after it shall receive notice thereof, of the time when the registration statement has become effective or a supplement to any prospectus forming a part of the registration statement has been filed;

               (j) Notify the Purchasers promptly of any request by the SEC for the amending or supplementing of the registration statement or prospectus or prospectus supplement or for additional information;

               (k) Prepare and file with the SEC, promptly upon the request of any Purchaser then owing Registrable Securities, any amendments or supplements to the registration statement or prospectus or prospectus supplement which, in the opinion of counsel for the Purchasers (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such Purchaser;

               (l) Prepare and promptly file with the SEC and promptly notify the Purchaser of the filing of such amendment or supplement to the registration statement or prospectus or prospectus supplement as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus or prospectus supplement as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

               (m) Advise the Purchasers, promptly after the Company shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of the registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

               (m) For purposes of this Section 8.3, a general consent to service of process shall not include a "Uniform Consent to Service of Process" or other similar consent to service of process which relates only to an action or proceeding arising out of or in connection with the sale of securities, or out of a violation of the laws of the jurisdiction requesting such consent.

          8.4 Market Stand-Off. The Purchasers hereby agree that, if so requested by an underwriter of common stock (or other securities) of the Company, the Purchasers shall not sell or otherwise transfer or dispose of any common stock (or other securities) of the Company held by the Purchasers (other than those included in the registration (if any)) for a period of up to one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act; provided that the Company's executive officers and directors also agree to the foregoing restriction on transfer of any shares of common stock of the Company they own.

          The obligation of the Purchaser to refrain from sales and dispositions described in this Section 8.4 shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms that may be promulgated in the future or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day period or such shorter period if required by an underwriter.

          8.5 Indemnification by Company. In the event of any registration of any of its Registrable Securities under the Securities Act pursuant to this
Section 8, the Company shall indemnify and hold harmless each of the following parties ("Indemnified Parties"):

               (a) the seller of such Registrable Securities;

               (b) each underwriter (as defined in the Securities Act) for such seller; and

               (c) each other individual, corporation, partnership, limited liability company, trust, or other entity or reorganization (each a "Person"), if any, who controls (within the meaning of the Securities Act) such seller, underwriter or participating Person, from and against, and will reimburse such holder and each such seller, underwriter and Person with respect to, any and all losses, claims, damages, liabilities, costs and expenses, including any legal fees or other cost or expense incurred for investigating or defending same (collectively the "Liability"), joint or several, to which such Indemnified Party may become subject under the Securities Act or any other statute or at common law, insofar as such Liability (or action in respect thereof) arises out of or is based upon:

               (1) any untrue statement or any alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or

               (2) any omission or any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading.

          The Company shall not be liable to any Indemnified Party in any such case to the extent that any such Liability (i) arises out of or is based upon any alleged untrue statements or alleged omission made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto, in reliance upon and in strict conformity with information furnished to the Company by such Person in writing specifically for use therein or (ii) arises from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus, such prospectus was made available by the Company on a timely basis, and such Person failed to deliver such prospectus as required by the Securities Act, or for any Liability which arises out of the failure of any such Person to deliver a prospectus as required by the Securities Act. The indemnity provided for in this subsection shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive transfer of such securities by such seller. Any legal fees or other costs and expenses incurred by any Indemnified Party in connection with any liability shall, subject to a good faith judgment of the Board of Directors of the Company that there is no reasonable basis for not indemnifying the Indemnified Party pursuant to the requirements of this Agreement and the receipt of an acceptable undertaking to reimburse the Indemnifying Party in the event that the Indemnifying Party is not entitled to indemnification pursuant to the terms of this Agreement, be reimbursed as incurred by Indemnified Party. The provisions of the indemnification provided herein shall extend to any suit brought against a partner of a Purchaser who receives a distribution by such Purchaser of proceeds arising out of such sale.

          8.6 Indemnification by the Purchasers of Registrable Securities. Each holder of any Registrable Securities shall, by acceptance thereof, indemnify and hold harmless each other holder of any Registrable Securities, the Company, its directors and officers, each underwriter and each other Person, if any, who controls the Company, such director or officer or such underwriter or other holder ("Indemnitee"), against any liability (including fees and expenses incurred in investigating and defending same), joint or several, to which Indemnitee may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon:

               (a) the disposition by such holder of such Registrable Securities in violation of the provisions of this Section 8;

               (b) any alleged untrue statement of any material fact contained in any registration statement under which securities were registered under the Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto; or

               (c) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading.

Such indemnification in the case of Sections 8.6 (b) and (c) applies to the extent, but only to the extent, that such alleged untrue statement or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto (A) in reliance upon and in strict conformity with written information furnished to the Company by such holder specifically for use therein, and (B) not based on the authority of an expert as to which the holder had no reasonable ground to believe, and did not believe, that the statements made on the authority of such expert were untrue or that there was an omission to state a material fact. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnitee and shall survive transfer of such securities by such holder.

          8.7 Liability Exclusion for the Purchasers. No holder of Registrable Securities shall be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any such Person to deliver a prospectus as required by the Securities Act. However, the liability of any holder of Registrable Securities pursuant to this Section shall be limited to an amount equal to the total public offering price, less underwriting discounts and commissions, for the Registrable Securities sold by such holder.

          8.8 Contribution. If the indemnification provided for in Section 8.5 or 8.6 is unavailable to hold harmless an Indemnified Party in respect of any Liability, then the person required under such Section 8.5 or 8.6, as the case may be (the "Indemnifying Party"), shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand, and the Indemnified Party on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses or actions as well as any other relevant equitable considerations, including the failure to give the notice required hereunder. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the holders of Registrable Securities agree that it would not be just and equitable if contributions pursuant to this
Section 8.5 were determined by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to above.

          The amount paid or payable to an Indemnified Party as a result of the Liabilities shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with the investigating or defending any such action or claim. Notwithstanding the contribution provisions of this Section 8.5, in no event (i) shall the amount contributed by any seller of Registrable Securities exceed the aggregate net offering proceeds received by such seller from the sale of Registrable Securities to which such contribution or indemnification claim relates and (ii) shall such provisions apply to any amounts paid in settlement unless the Indemnified Party consents thereto in writing in advance. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

          8.9 Procedures; Rights to Separate Counsel. If an Indemnified Party ("Claimant") receives or becomes aware of a complaint, claim or other notice of any loss, claim or damage, liability or action, giving rise to a claim for indemnification under this Section, the Claimant shall promptly notify the Indemnifying Party of such complaint, notice, claim or action, and such Indemnifying Party shall have the right to investigate and defend any such loss, claim, damage, liability or action. The Claimant shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Indemnifying Party unless the Indemnifying Party fails to promptly defend, in which case the fees and expenses of such separate counsel shall be borne by the Indemnifying Party; provided, however, that a Claimant shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnifying Party, if the representation of such Claimant would be inappropriate due to actual or potential differing interests between the Claimant and the other party represented by such counsel in such proceeding. In no event shall an Indemnify Party be obligated to indemnify any Person for any settlement of any claim or action effected without the Indemnifying Party's prior written consent.

          8.10 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 8 may be assigned by a Purchaser to a transferee or assignee of Registrable Securities, or to any person or entity who is a subsidiary, parent, general partner or limited partner of a Purchaser and who owns not less than 250,000 of the Shares.

          8.11 Amendment of Registration Rights. Any provision of this Section 8 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Purchasers (or their assignees or transferees) who own at least seventy-five percent (75%) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section
8.11 shall be binding upon each Purchaser and the Company. By acceptance of any benefits under this Section 8, Purchasers who own Registrable Securities hereby agree to be bound by the provisions hereunder.

          8.12 Limitation on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of Purchasers (or their assignees or transferees) who own at least a majority of the outstanding Registrable Securities, enter into any agreement with any person or persons providing for the granting to such holder of registration rights pari passu or senior to those granted to the Purchasers pursuant to this Section 8, or of registration rights which might cause a reduction in the number of shares includable by the Purchasers in any offering pursuant to this Section 8.

     9. Appointment of the Purchaser Representative. The Purchaser hereby designates and appoints Derrick Bushman as the Purchaser representative (the "Representative") and hereby constitutes and appoints the Representative as his or her attorney in fact with special limited powers to act only as set forth herein. Representative is hereby authorized and directed to execute, deliver and perform all actions and notices for and on behalf of the Purchasers under that certain Escrow Agreement of even date herewith. Representative is hereby authorized and directed to accept any notice and to make any determination, consent, approval or agreement with respect to the following Sections under this
Agreement: Sections 6, 7 and 8. Any actions taken by and any notice delivered by Representative taken pursuant to this Section 9 shall be binding on the Purchasers, and may be relied upon by the Company.

     10. Rescission Right by Company. In the event that the Company fails to either commence the beta test as required by Item 1 of Schedule C to the Escrow Agreement or complete the beta test and receive written agreements from 150 stores pursuant to Item 2 of Schedule C and, as a result, any of the Escrowed Purchase Price is returned to the Purchasers, then, within 90 days after such event the Company shall be entitled to repurchase all, but not less than all, of the Shares at the original Purchase Price by delivering to the Representative written notice of its intent to repurchase the Shares and a cashier's or certified check in the amount of the original Purchase Price paid therefor, without any deduction or interest. Upon any such repurchase, the investment in the Company by each Purchaser shall be deemed to be rescinded and the Purchasers shall have not further right or interest in any shares of capital stock of the Company.

     11. Miscellaneous.
         -------------

          11.1 Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be made by hand delivery, first-class mail (registered or certified, return receipt requested), telefaxed, or overnight air courier guaranteeing next day delivery, addressed as follows: (a) if to the Representative, to Derrick Bushman, 621 East Grand Avenue, P.O. Box 67, Rosholt, Wisconsin 54473, with a copy to Richard A. Hoel, Winthrop & Weinstine, P.A., 3000 Dain Rauscher Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402, (b) if to any Purchaser, at such address as such Purchaser shall have furnished to the Company in writing, or, until any such Purchaser so furnishes an address to the Company, then to the Representative, and (c) if to the Company, at 15423 E. Batavia Drive Aurora, CO 80011, with a copy to Christopher A. Wilson, Pillsbury Winthrop LLP, 650 Town Center Drive, Suite 700, Costa Mesa, CA 92626, or to such other person or address as the party receiving such notice shall have properly designated to the other parties hereto in writing. Each such notice shall be deemed given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telefaxed; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

          11.2 Governing Law. The validity, construction, interpretation and enforceability of this Agreement shall be determined and governed by the laws of the State of Colorado without regard to Colorado's conflict-of-laws principles and rules.

          11.3 Choice of Forum. Any judicial proceeding brought by any party to this Agreement as a result of a dispute or controversy arising out of or related to this Agreement shall be commenced in courts located within Arapahoe County, Colorado. All parties to this Agreement agree to submit to the jurisdiction of the federal and state courts located within such county in the event of such a dispute or controversy.

          11.4 Survival of Representations, Warranties, Covenants and Agreements. The representations, warranties, covenants and agreements contained in this Agreement, including, without limitation, all of the indemnification obligations under this Agreement, shall not be discharged or dissolved upon the Closing but shall survive and remain in full force and effect for a period of one year after the Closing; provided, however, the representations, agreements and covenants of the Company set forth in Section 5.2 shall survive the Closing and remain in full force and effect for a period of two years after the Closing.

          11.5 Severability. If any sentence, paragraph, clause or combination of the same in this Agreement is held by a court of competent jurisdiction to be unenforceable in any jurisdiction, then such sentence, paragraph, clause or combination of the same shall be unenforceable in the jurisdiction where it is so held invalid, and the remainder of this Agreement shall remain binding on the parties hereto in such jurisdiction as if such unenforceable provision had not been contained herein. The enforceability of such sentence, paragraph, clause or combination of the same in this Agreement otherwise shall be unaffected and shall remain enforceable in all other jurisdictions.

          11.6 No Waiver. The failure of any party hereto at any time to require performance by the other party hereto of any term or provision of this Agreement shall not affect the right of such party to require performance of that term or provision, and any waiver by any party hereto of any breach of any term or provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such term or provision, a waiver of the term or provision itself or a waiver of any right under this Agreement.

          11.7 Written Amendments. Except as otherwise provided herein, this Agreement may not be modified, amended, altered or changed in any respect whatsoever except by further agreement in writing, duly executed by all parties hereto. No oral statements or representations made after the date of this Agreement by either party hereto are binding on such party, and no party hereto shall have the right to rely on such oral statements or representations.

          11.8 Assignment. Except as otherwise provided herein, neither this Agreement nor any of the rights, interests or obligations of any party hereto arising under this Agreement may be assigned by either party hereto without the prior written consent of the other party hereto.

          11.9 Successors. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective heirs, successors, subcontractors, personal representatives and permitted assigns.

          11.10 Headings and Captions. The headings and captions appearing at the beginning of each Section and subsection of this Agreement are included herein for the convenience of reference only, do not constitute a part of this Agreement and shall not be deemed to limit, characterize or in any way affect any term or provision of this Agreement or its interpretation. This Agreement shall be enforced and construed as if no headings or captions appeared herein.

          11.11 Attorneys' Fees. Subject to the provisions of Section 8, if a dispute arises with respect to this Agreement, then each party involved in such dispute shall pay his or its own expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred in ascertaining such party's rights and in preparing to enforce and in enforcing such party's rights under this Agreement, whether or not it was necessary for such party to institute suit.

          11.12 Entire Agreement. Except for the terms of the Escrow Agreement, this Agreement constitutes and shall be deemed to contain the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior oral and written agreements or representations with respect to the subject matter hereof that are not expressly set forth herein.

          11.13 Counterpart Execution. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

          11.14 Facsimile Transmission. The facsimile transmission by one party hereto of a signed copy of the signature page of this Agreement to any other party hereto or such party's agent, followed by a facsimile transmission of an acknowledgment of receipt thereof, shall constitute the delivery of this Agreement. Each party hereto agrees to confirm such delivery by mailing or personally delivering to the other parties hereto or such parties' agent an executed original of this Agreement in its entirety.

          11.15 Non-Public Information; Publicity. The Purchasers agree to keep confidential all proprietary or non-public information regarding the Company and its subsidiaries that may be delivered to the Purchasers in connection with the transactions contemplated by this Agreement; provided that nothing herein shall prevent the Purchasers from disclosing any such information (a) to the extent such proprietary or non-public information previously has been disclosed publicly (other than as a result of a breach of this Section 10.15) or (b) to the extent disclosure is required by law, regulation, judicial order or other legal process. The Purchasers shall not make any public disclosure regarding the transactions contemplated hereby unless such public disclosure is approved by the Company.

          11.16 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

         IN WITNESS WHEREOF, the Company and the Purchasers have executed this Agreement to be effective as of the date first written above.

The "Company":                               The "Purchasers":

IN STORE MEDIA SYSTEMS, INC.,
a Nevada corporation

By:                                          By:
    -------------------------------------        -------------------------------
Its:                                         Title:
      -----------------------------------           ----------------------------

Address:                                     Address:

15423 E. Batavia Drive                       -----------------------------------
Aurora, CO  80011                            -----------------------------------
Tel (303) 364-6550                           -----------------------------------
Fax (303) 364-6564                           -----------------------------------

                                   SCHEDULE 1
                                   ----------

                             List of the Purchasers
                             ----------------------

Name     Address   # of Initial Shares   # of Escrow Shares Total Purchase Price
--------------------------------------------------------------------------------





                                   Schedule 1

                                    EXHIBIT A
                                    ---------

                            Form of Escrow Agreement
                            ------------------------



          Exhibit A




                                                   SCHEDULE 5.1

                                                 Notes To Be Paid
                                                 ----------------


                                              Note                    Original         Total
Noteholder                                    Date                    Amount           Payoff
----------                                    ----                    ------           ------

American International Investments       10/28/97 - 02/02/98     $   188,500.00    $   128,001.83

Donald P. Uhl                                 09/05/00           $    30,000.00    $    31,085.34

PLDLC Family Limited Partnership              11/08/00           $   180,000.00    $   132.784.93

The Bushman Group, LLC                        11/20/00           $   160,000.00    $   162,623.56

Mitchell Bushman                              12/20/00           $   160,000.00    $   161,374.25
                                                                 --------------------------------

                                                                 $   718,500.00    $   615,869.91
                                                                 ================================






                                                      Schedule 5.1



